Business Combinations	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Business Combinations
Note 2. Business Combinations
(dollar amounts in thousands, except share
and per share
data)
Acquisition of Charter Bank
Effective October 1, 2019, the Company completed its acquisition of Charter Bank (“Charter”) in a transaction valued at approximately $19,668. The Company issued 666,101 shares of common stock and paid approximately $6,110 to Charter stockholders for 100% voting equity interest in Charter. On October 1, 2019, Charter operated 4 banking locations on the Mississippi Gulf Coast.
The Company recorded approximately $10,719 in intangible assets which consist of goodwill of $9,953 and a core deposit intangible of $766. Goodwill resulted from a combination of revenue enhancements from expansion in existing markets and efficiencies resulting from operational synergies. The fair value of the core deposit intangible is being amortized on a straight-line basis over the estimated useful life, currently expected to be 7 years.
The Company recorded approximately $558 in expenses related to the merger in 2019. Merger expenses were expensed as incurred and are included in other expense in the consolidated statements of income.
The following table summarizes the allocation of purchase price to assets and liabilities acquired in connection with the Company’s acquisition of Charter based on their fair values on October 1, 2019.

Purchase Price:
Shares issued to common shareholders	666,101
Purchase price per share	$20.35

Value of stock paid		$13,555
Cash consideration paid		6,110
Cash paid for fractional shares		3

Total Purchase Price		$19,668
Net Assets Acquired:
Stockholders’ equity at transaction date	$11,383
Increase (decrease) to net assets as a result of fair value adjustments to assets acquired and liabilities assumed:
Securities	(237)
Loans, including loans held for sale	(347)
Premises and equipment	(1,252)
Intangible assets	575
Other assets	(272)
Deposits	(135)

Total Net Assets Acquired		9,715

Goodwill resulting from merger		$9,953

The following table summarizes the fair value on October 1, 2019 of assets acquired and liabilities assumed at acquisition date in connection with the merger with Charter.

Cash and cash equivalents	$7,343
Investment securities available for sale	26,607
Loans	103,665
Premises and equipment	4,813
Intangible assets	10,719
Other assets	3,957

Total assets	157,104

Deposits	126,316
Borrowings	8,969
Other l iabilities	2,151

Total liabilities	$137,436

Supplemental Pro Forma Condensed Consolidated Results of Operations
The following unaudited pro forma condensed consolidated financial information presents the results of operations for the twelve months ended December 31, 2019 and 2018 of the Company as though the Charter merger had been completed as of January 1, 2018. The unaudited estimated pro forma information combines the historical results of Charter with the Company’s historical consolidated results and includes adjustments reflecting the estimated impact of certain fair value adjustments for the periods presented. The pro forma information is not necessarily indicative of what would have occurred had the acquisitions taken place on January 1, 2018. The pro forma information does not include the effect of any cost-saving or revenue-enhancing strategies. Merger expenses are reflected in the period in which they were incurred.

	(Unaudited)
	Year Ended
	December 31,
	2019	2018
Net interest income - pro forma	$29,237	$32,206
Noninterest income - pro forma	$10,090	$9,014
Noninterest expense - pro forma	$35,075	$32,714
Net income - pro forma	$2,692	$6,982
Earnings per share - pro forma
Basic	$0.53	$1.43
Diluted	$0.53	$1.43
For the three months ended December 31, 2019, Charter, the acquiree, had net interest income of $1,021
,
non-interest income of $720 and income before income taxes of $1,362 included in the consolidated statements of income
 for the year en
ded December 31, 2019
.